UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2009

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Western Asset Worldwide Income Fund Inc.

(SBW)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	21

Additional shareholder information	29

Dividend reinvestment plan	30

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Western Asset Worldwide Income Fund Inc..	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—a historic low—and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•             Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•             Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•             Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of

II	Western Asset Worldwide Income Fund Inc.

troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended April 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. However, toward the end of the reporting period, investor risk aversion faded somewhat given some modestly positive economic data. This helped to drive spread sector (non-Treasury) prices higher. During the six months ended April 30, 2009, two-year Treasury yields fell from 1.56% to 0.91%. Over the same time frame, ten-year Treasury yields moved from 4.01% to 3.16%. For the six-month period ended April 30, 2009, the Barclays Capital U.S. Aggregate Indexv returned 7.74%.

The high-yield bond market produced outstanding results over the six months ended April 30, 2009. After generating poor results in November 2008, the asset class posted positive returns during four of the last five months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the six months ended April 30, 2009, the Citigroup High Yield Market Indexvi returned 15.09%.

When the reporting period began, the emerging market debt asset class was coming off one of its worst months ever, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii had returned -14.89% in October 2008. However, emerging market debt prices then rallied sharply—posting positive returns during five of the six months of the reporting period. This was triggered by firming and—in some cases—rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the six months ended April 30, 2009, the EMBI Global returned 20.31%.

Western Asset Worldwide Income Fund Inc.	III

Letter from the chairman continued

Performance review

For the six months ended April 30, 2009, Western Asset Worldwide Income Fund Inc. returned 22.10% based on its net asset value (“NAV”)viii and 18.94% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 20.31% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageix returned 20.28% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.60 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$11.68 (NAV)	22.10%
$9.48 (Market Price)	18.94%

          All figures represent past performance and are not a guarantee of future results.

*   Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

The Board of Directors of the Fund has approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) as subadvisers to the Fund under additional subadvisory agreements between Western Asset Management Company (“Western Asset”) and Western Singapore, and Western Asset and Western Japan. Western Asset will supervise Western Singapore’s and Western Japan’s provision of services to the Fund. The appointments are effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

IV	Western Asset Worldwide Income Fund Inc.

The Western Singapore and Western Japan offices are responsible, generally, for managing Asian (excluding Japan) and Japanese fixed-income mandates, respectively, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. They undertake all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore and Western Japan will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Western Asset Worldwide Income Fund Inc.	V

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

VI	Western Asset Worldwide Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                    Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                 The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii              The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv               The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                  The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi               The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii            The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii         Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix                Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Worldwide Income Fund Inc.	VII

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 49.2%
		Argentina — 1.4%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02(a)	$ 380,900
3,500,000	DEM	7.000% due 3/18/04(a)	266,630
2,399,000		Bonds, 7.000% due 9/12/13	892,894
		GDP Linked Securities:
1,700,000	EUR	1.262% due 12/15/35(b)	57,413
1,565,000		1.330% due 12/15/35(b)	46,011
9,904,661	ARS	1.383% due 12/15/35(b)	105,005
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04(a)	268,191
2,000,000,000	ITL	7.000% due 3/18/04(a)	153,899
		Total Argentina	2,170,943
		Brazil — 9.3%
		Brazil Nota do Tesouro Nacional:
3,965,000	BRL	10.000% due 1/1/10	1,822,965
23,312,000	BRL	10.000% due 7/1/10	10,697,676
3,478,000	BRL	10.000% due 1/1/12	1,543,931
		Total Brazil	14,064,572
		Colombia — 4.6%
		Republic of Colombia:
4,385,000		7.375% due 9/18/37	4,417,888
2,350,000		Senior Notes, 7.375% due 3/18/19	2,481,835
		Total Colombia	6,899,723
		Egypt — 0.1%
580,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(c)	92,652
		Gabon — 0.5%
993,000		Gabonese Republic, 8.200% due 12/12/17(c)	799,365
		Indonesia — 2.0%
		Republic of Indonesia:
5,020,000,000	IDR	10.250% due 7/15/22	414,815
10,328,000,000	IDR	11.000% due 9/15/25	887,109
9,706,000,000	IDR	10.250% due 7/15/27	781,246
11,529,000,000	IDR	9.750% due 5/15/37	866,785
		Total Indonesia	2,949,955
		Panama — 4.4%
		Republic of Panama:
3,202,000		7.250% due 3/15/15	3,450,155
1,290,000		9.375% due 4/1/29	1,515,750

See Notes to Financial Statements.

2	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Panama — 4.4% continued
1,719,000	6.700% due 1/26/36	$ 1,667,430
	Total Panama	6,633,335
	Peru — 4.5%
	Republic of Peru:
2,467,000	8.750% due 11/21/33	2,978,902
3,889,000	Bonds, 6.550% due 3/14/37	3,781,275
	Total Peru	6,760,177
	Russia — 5.3%
	Russian Federation:
173,000	12.750% due 6/24/28(c)	245,617
7,866,240	7.500% due 3/31/30(c)	7,736,289
	Total Russia	7,981,906
	Turkey — 9.5%
	Republic of Turkey:
1,490,000	11.500% due 1/23/12	1,720,950
730,000	11.000% due 1/14/13	850,450
425,000	7.250% due 3/15/15	435,625
3,822,000	11.875% due 1/15/30	5,561,010
463,000	Collective Action Securities, Notes, 9.500% due 1/15/14	525,505
4,384,000	Notes, 6.875% due 3/17/36	3,792,160
1,400,000	Senior Notes, 7.500% due 11/7/19	1,389,990
	Total Turkey	14,275,690
	United Arab Emirates — 0.3%
500,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(c)	503,750
	Venezuela — 7.3%
	Bolivarian Republic of Venezuela:
365,000	8.500% due 10/8/14	255,865
9,837,000	5.750% due 2/26/16(c)	5,656,275
2,234,000	7.650% due 4/21/25	1,186,254
	Collective Action Securities:
5,996,000	9.375% due 1/13/34	3,627,580
445,000	Notes, 10.750% due 9/19/13	358,225
	Total Venezuela	11,084,199
	TOTAL SOVEREIGN BONDS (Cost — $87,488,254)	74,216,267
CORPORATE BONDS & NOTES — 46.7%
	Brazil — 5.7%
1,470,000	Globo Communicacoes e Participacoes SA, Senior Bonds, 7.250% due 4/26/22(c)	1,315,650

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

April 30, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Brazil — 5.7% continued
	GTL Trade Finance Inc.:
510,000	7.250% due 10/20/17(c)	$ 471,750
976,000	Senior Notes, 7.250% due 10/20/17(c)	902,800
890,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(c)	829,925
	Vale Overseas Ltd., Notes:
1,139,000	8.250% due 1/17/34	1,100,302
4,861,000	6.875% due 11/21/36	3,983,478
	Total Brazil	8,603,905
	China — 0.3%
470,000	Galaxy Entertainment Finance Co. Ltd., Senior Notes, 7.323% due 12/15/10(b)(c)	415,950
	Colombia — 0.6%
	EEB International Ltd.:
300,000	8.750% due 10/31/14(c)	297,750
550,000	Senior Bonds, 8.750% due 10/31/14(c)	545,875
	Total Colombia	843,625
	India — 0.1%
244,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(b)(c)	155,565
	Kazakhstan — 3.2%
	ATF Capital BV:
970,000	Notes, 9.250% due 2/21/14(c)	533,500
1,200,000	Senior Notes, 9.250% due 2/21/14(c)	612,000
630,000	HSBK Europe BV, 7.250% due 5/3/17(c)	321,300
3,230,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(c)	2,905,550
	TuranAlem Finance BV, Bonds:
1,391,000	8.250% due 1/22/37(c)	326,885
550,000	8.250% due 1/22/37(c)	123,750
	Total Kazakhstan	4,822,985
	Mexico — 12.6%
1,420,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	1,346,343
	Axtel SAB de CV, Senior Notes:
110,000	11.000% due 12/15/13	98,450
4,310,000	7.625% due 2/1/17(c)	3,221,725
790,000	7.625% due 2/1/17(c)	592,500
120,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	110,400
10,310,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	8,388,309
4,900,000	Petroleos Mexicanos, 8.000% due 5/3/19(c)	5,237,037
	Total Mexico	18,994,764

See Notes to Financial Statements.

4	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 18.9%
		Evraz Group SA, Notes:
2,200,000		8.875% due 4/24/13(c)	$ 1,518,000
845,000		8.875% due 4/24/13(c)	582,661
930,000		9.500% due 4/24/18(c)	578,925
		Gaz Capital SA:
4,110,000		Notes, 8.625% due 4/28/34(c)	3,822,300
740,000		Senior Secured Notes, 7.288% due 8/16/37(c)	511,525
4,150,000		LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(c)	3,299,250
2,980,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(c)	2,920,400
		RSHB Capital, Loan Participation Notes:
		Secured Notes:
1,624,000		7.175% due 5/16/13(c)	1,440,813
3,959,000		7.125% due 1/14/14(c)	3,502,369
1,790,000		7.125% due 1/14/14(c)	1,551,751
		Senior Secured Notes:
460,000		7.175% due 5/16/13(c)	418,384
854,000		6.299% due 5/15/17(c)	663,643
		TNK-BP Finance SA:
113,000		7.875% due 3/13/18(c)	81,078
		Senior Notes:
1,021,000		7.500% due 3/13/13(c)	862,745
3,060,000		7.500% due 7/18/16(c)	2,264,400
950,000		7.500% due 7/18/16(c)	710,125
400,000		7.875% due 3/13/18(c)	286,000
460,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(c)	325,450
		Vimpel Communications, Loan Participation Notes:
1,430,000		8.375% due 4/30/13(c)	1,154,725
2,465,000		Secured Notes, 8.375% due 4/30/13(c)	2,018,761
		Total Russia	28,513,305
		Thailand — 1.6%
		True Move Co., Ltd.:
270,000		10.750% due 12/16/13(c)	154,700
3,880,000		10.375% due 8/1/14(c)	2,269,800
100,000		Notes, 10.750% due 12/16/13(c)	60,500
		Total Thailand	2,485,000
		United Kingdom — 3.6%
22,771,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(c)	323,549

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		United Kingdom — 3.6% continued
113,177,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(c)(d)	$ 2,735,977
2,830,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(c)	2,405,500
		Total United Kingdom	5,465,026
		United States — 0.1%
140,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	137,395
		TOTAL CORPORATE BONDS & NOTES (Cost — $84,231,521)	70,437,520
COLLATERALIZED SENIOR LOANS — 0.5%
		United States — 0.5%
		Ashmore Energy International:
114,773		Synthetic Revolving Credit Facility, 3.438% due 3/30/14(b)	74,602
908,985		Term Loan, 4.220% due 3/30/14(b)	590,840
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $970,110)	665,442
WARRANTS
WARRANTS — 0.3%
23,180		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $0)	405,650
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $172,689,885)	145,724,879
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 3.3%
		U.S. Government Agencies — 2.4%
$3,200,000		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09(e)(f)	3,198,120
375,000		Federal National Mortgage Association (FNMA), Discount Notes, 0.080% due 5/18/09(e)(f)	374,986
		Total U.S. Government Agencies (Cost — $3,573,106)	3,573,106
		Repurchase Agreement — 0.9%
1,460,000		Morgan Stanley tri-party repurchase agreement dated 4/30/09, 0.110% due 5/1/09; Proceeds at maturity — $1,460,004; (Fully collateralized by U.S. government agency obligation, 5.125% due 8/23/10; Market value — $1,504,991) (Cost — $1,460,000)	1,460,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $5,033,106)	5,033,106
		TOTAL INVESTMENTS — 100.0% (Cost — $177,722,991#)	$150,757,985

See Notes to Financial Statements.

6	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(f)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARS	– Argentine Peso
	BRL	– Brazilian Real
	DEM	– German Mark
	EGP	– Egyptian Pound
	EUR	– Euro
	GDP	– Gross Domestic Product
	IDR	– Indonesian Rupiah
	ITL	– Italian Lira
	OJSC	– Open Joint Stock Company
	RUB	– Russian Ruble

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2009

ASSETS:
Investments, at value (Cost — $177,722,991)	$150,757,985
Foreign currency, at value (Cost — $194,863)	188,072
Cash	633
Dividends and interest receivable	3,262,369
Receivable for securities sold	560,818
Prepaid expenses	18,955
Total Assets	154,788,832
LIABILITIES:
Payable for securities purchased	2,443,662
Investment management fee payable	127,299
Payable to broker — variation margin on open futures contracts	31,500
Interest payable	21,621
Accrued expenses	143,961
Total Liabilities	2,768,043
TOTAL NET ASSETS	$152,020,789
NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$ 13,015
Paid-in capital in excess of par value	180,971,769
Undistributed net investment income	3,252,638
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(5,103,066)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(27,113,567)
TOTAL NET ASSETS	$152,020,789
Shares Outstanding	13,014,971
Net Asset Value	$11.68

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2009

INVESTMENT INCOME:
Interest	$ 6,985,141
Less: Foreign taxes withheld	(18,618)
Total Investment Income	6,966,523
EXPENSES:
Investment management fee (Note 2)	723,218
Commitment fees (Note 4)	131,678
Shareholder reports	73,341
Excise tax (Note 1)	68,901
Custody fees	46,451
Legal fees	31,123
Audit and tax	30,255
Directors’ fees	19,899
Transfer agent fees	11,891
Stock exchange listing fees	9,792
Insurance	2,394
Miscellaneous expenses	5,718
Total Expenses	1,154,661
NET INVESTMENT INCOME	5,811,862
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(4,210,823)
Swap contracts	153,312
Foreign currency transactions	(479,336)
Net Realized Loss	(4,536,847)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	26,599,378
Futures contracts	(172,584)
Swap contracts	11,875
Foreign currencies	464,912
Change in Net Unrealized Appreciation/Depreciation	26,903,581
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	22,366,734
INCREASE IN NET ASSETS FROM OPERATIONS	$28,178,596

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$ 5,811,862	$ 12,116,403
Net realized gain (loss)	(4,536,847)	2,429,338
Change in net unrealized appreciation/depreciation	26,903,581	(65,746,374)
Increase (Decrease) in Net Assets From Operations	28,178,596	(51,200,633)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,096,961)	(10,427,595)
Net realized gains	(712,022)	(4,539,622)
Decrease in Net Assets From Distributions to Shareholders	(7,808,983)	(14,967,217)
INCREASE (DECREASE) IN NET ASSETS	20,369,613	(66,167,850)
NET ASSETS:
Beginning of period	131,651,176	197,819,026
End of period*	$152,020,789	$131,651,176
* Includes undistributed net investment income of:	$3,252,638	$4,537,737

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2009[1]		2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.12		$15.20	$15.36	$16.72	$15.53	$15.04
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.45		0.93	0.91	0.85	1.20	1.26
Net realized and unrealized gain (loss)	1.71		(4.86)	0.33	0.57	1.35	0.66
Total income (loss) from operations	2.16		(3.93)	1.24	1.42	2.55	1.92
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)		(0.80)	(0.82)	(0.86)	(1.29)	(1.39)
Net realized gains	(0.05)		(0.35)	(0.58)	(1.92)	(0.07)	(0.04)
Total distributions	(0.60)		(1.15)	(1.40)	(2.78)	(1.36)	(1.43)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—		—	—	0.00 [3]	—	—
NET ASSET VALUE, END OF PERIOD	$11.68		$10.12	$15.20	$15.36	$16.72	$15.53
MARKET PRICE, END OF PERIOD	$9.48		$8.55	$13.15	$13.37	$15.02	$16.34
Total return, based on NAV[4,5]	22.10%		(27.70)%	8.51%[6]	9.55%[7]	17.19%	13.52%
Total return, based on Market Price[5]	18.94%		(28.48)%	8.92%	6.95%	0.19%	12.19%
NET ASSETS, END OF PERIOD (000s)	$152,021		$131,651	$197,819	$199,891	$216,894	$201,182
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.68%[8]		1.62%	1.56%	1.45%	2.24%	2.00%
Gross expenses, excluding interest expense	1.68	[8]	1.50	1.30	1.28	1.24	1.24
Net expenses	1.68	[8]	1.62	1.55 [9]	1.45 [9]	2.24	2.00
Net expenses, excluding interest expense	1.68	[8]	1.50	1.30 [9]	1.28 [9]	1.24	1.24
Net investment income	8.44	[8]	6.50	6.05	5.57	7.41	8.39
PORTFOLIO TURNOVER RATE	9%		39%	64%	72%	83%	94%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	—	[10]	— [10]	— [10]	— [10]	$10,000	$60,000
Asset Coverage for Loan Outstanding	—	[10]	— [10]	— [10]	— [10]	2,269.00%	435.00%
Weighted Average Loan (000s)	—	[10]	— [10]	— [10]	$10,000 [10]	$46,027	$60,000
Weighted Average Interest Rate on Loans	—	[10]	— [10]	— [10]	5.07%[10]	3.79%	2.34%

1	For the six months ended April 30, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	Amount represents less than $0.01 per share.
4

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44%.
7	If the Fund had met its investment restriction, the total return may have been different.
8	Annualized.
9	Reflects fee waivers and/or expense reimbursements.
10	At April 30, 2009, October 31, 2008, 2007, and 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$150,757,985	—	$150,757,985	—
Other financial instruments*	(172,584)	$(172,584)	—	—
Total	$150,585,401	$(172,584)	$150,757,985	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of October 31, 2008	$4,997,537
Accrued premiums/discounts	40,800
Realized gain (loss)	(104,941	)(1)
Change in unrealized appreciation (depreciation)	(1,457,297	)(2)
Net purchases (sales)	(806,858)
Transfers in and/or out of Level 3	(2,669,241)
Balance as of April 30, 2009	—
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	—

(1)          This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)          This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit

14	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

16	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $187,632 of the federal excise taxes attributable to calendar year 2008 in March 2009.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the

18	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

Fund. In turn, effective February 3, 2009, Western Asset pays Western Singapore, Western Japan and Western Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,799,793
Sales	11,433,356

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 4,917,959
Gross unrealized depreciation	(31,882,965)
Net unrealized depreciation	$(26,965,006)

At April 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	168	6/09	$20,490,084	$20,317,500	$(172,584)

4. Loan

At April 30, 2009, the Fund had a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 14, 2008, among the Fund, CHARTA, LLC (“the Lender”), as successor by assignment to Panterra Funding LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee at an annual rate of 1.25% on the total amount of the credit line, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For six months ended April 30, 2009, the Fund did not have any borrowings outstanding under this credit agreement.

Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

5. Distributions subsequent to April 30, 2009

On February 9, 2009, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.1000 per share, payable on May 29, 2009 to shareholders of record on May 22, 2009. On May 26, 2009, the Board declared a distribution in the amount of $0.0800 per share, payable on June 26, 2009, July 31, 2009 and August 28, 2009 to shareholders of record on June 19, 2009, July 24, 2009 and August 21, 2009, respectively.

6. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

7. Investment restriction

The Fund’s investment policy states that under normal market conditions, the Fund will invest at least 65% of its total assets in high-yield foreign sovereign debt securities. The Fund also may invest up to 35% of its total assets in high-yield non-U.S. and U.S. corporate debt securities.

As of October 31, 2006, the Fund had approximately 55% in high-yield foreign sovereign debt securities. During the year ended October 31, 2007, the Fund’s investment manager has realigned the Fund’s portfolio to meet the Fund’s investment policy and has reimbursed the Fund for losses and transaction costs incurred by the Fund in the amount of $143,005.

20	Western Asset Worldwide Income Fund Inc. 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Worldwide Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

Western Asset Worldwide Income Fund Inc.	21

Board approval of management and subadvisory agreements (unaudited) continued

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end emerging markets

22	Western Asset Worldwide Income Fund Inc.

debt funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2008 was ranked fourth among the nine funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2008 was ranked seventh among the eight funds in the Performance Universe for that period; and the Fund’s performance for the 5- and 10-year periods ended June 30, 2008 was ranked fourth and third, respectively, among the seven funds in the Performance Universe for each of those periods. The Fund’s performance for each of the 1-, 5-, and 10-year periods ended June 30, 2008 was at or better than the Performance Universe median for that period. The Manager noted that the Subadviser assumed portfolio management responsibility for the Fund in December 2005. The Manager noted further that in January 2007, a 15% limit on the Fund’s investments in non-U.S. dollar-denominated instruments was removed and that the removal of the restriction should continue to contribute to better relative performance in the future. In this regard, the Manager pointed to the Fund’s improved performance relative to its Performance Universe for the 1-year period ended June 30, 2008. The Manager noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a determination against continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for

Western Asset Worldwide Income Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and seven other leveraged closed-end emerging markets debt funds, as classified by Lipper. The eight Expense Universe funds had assets ranging from $34.4 million to $1.102 billion. Four of the other funds in the Expense Universe were larger than the Fund and three funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s Management Fee, on a contractual basis, was ranked third among the eight funds in the Expense Universe; the Fund’s Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other funds in the Expense Universe) was ranked sixth among the funds in the Expense Universe; and the Fund’s actual total expenses ranked fifth among the funds in the Expense Universe. The Manager noted that the small number of funds in the Expense Universe made meaningful comparisons difficult and that the Expense Universe included a fund significantly larger than the Fund, further distorting the comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board

24	Western Asset Worldwide Income Fund Inc.

received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board received assurances at the Contract Renewal Meeting that there had been no significant changes to those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 2 percent over the period covered by the analysis. The Board concluded that profitability was not unreasonable in light of the nature, scope and quality of the services provided to the Fund by the Manager.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory

Western Asset Worldwide Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Board approval of new non-U.S. sub-advisory agreements

Certain additional investment advisory arrangements between Western Asset and non-U.S. affiliates of Western Asset were approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved sub-advisory agreements (the “Non-U.S. Sub-Advisory Agreements”) between Western Asset and each of Western Asset Management Company Ltd (Japan) and Western Asset Management Company Pte. Ltd. (Singapore) (together, the “Non-U.S. Subadvisers”) for initial terms of two years. After its initial term, each Non-U.S. Sub-Advisory Agreements will continue in effect only so long as such continuance is approved annually by the Board of Directors, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding the Non-U.S. Subadvisers and their proposed roles in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreements. The Manager noted that the Sub-Advisory Agreement authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and the Non-U.S. Subadvisers. Among other things, the Manager advised that all investment personnel of the Non-U.S. Subadvisers reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that other personnel of the Non-U.S. Subadvisers, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to Western Asset’s department heads. The Non-U.S. Subadvisers have been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. The Non-U.S. Subadvisers have access to Western Asset’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreements that the Non-U.S. Subadvisers, among other things, would offer a local presence, along with trading and investment expertise, in their respective regions and would be expected to provide related operational efficiencies.

26	Western Asset Worldwide Income Fund Inc.

The Manager and Western Asset assured the Board that appointment of the Non-U.S. Subadvisers would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance programs and policies and procedures of the Non-U.S. Subadvisers with the Board and provided assurances that such programs, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreements are substantially the same as the terms and conditions of the existing Sub-Advisory Agreement and that Western Asset would be responsible for payment of the Non-U.S. Subadvisers’ fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreements.

The Manager advised the Board that the transfer of responsibilities to the Non-U.S. Subadvisers pursuant to the Non-U.S. Sub-Advisory Agreements would not constitute an “assignment” of the Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of the Management Agreement or Sub-Advisory Agreement and would not be deemed a material amendment of the Management Agreement or Sub-Advisory Agreement requiring shareholder approval of the Non-U.S. Sub-Advisory Agreements under the 1940 Act. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved each of the new Non-U.S. Sub-Advisory Agreements based substantially upon the authority of Western Asset to appoint subadvisers under the Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the Non-U.S. Sub-Advisory Agreements; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of the Non-U.S. Subadvisers’ activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to the Non-U.S. Subadvisers pursuant to the Non-U.S. Sub-Advisory Agreements would not constitute an “assignment” and, therefore, would not cause a termination of the Management or Sub-Advisory Agreements or require approval of the Non-U.S. Sub-Advisory Agreements under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 12 and 13, 2008 in approving the continuation of the Management and Sub-Advisory Agreements for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the

Western Asset Worldwide Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) continued

Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreements would not affect those prior findings and that approval of each of the Non-U.S. Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve each of the Agreements. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreements and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or their affiliates, including the Non U.S. Subadvisers, were present.

28	Western Asset Worldwide Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on February 27, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEE	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD
Carol L. Colman	10,430,756	467,153
William R. Hutchinson	10,360,312	537,597
R. Jay Gerken	10,428,826	469,083

At April 30, 2009, in addition to Carol L. Colman, William R. Hutchinson and R. Jay Gerken the other Directors of the Fund were as follows:

Paolo M. Cucchi
Daniel P. Cronin
Leslie H. Gelb
Riordan Roett
Jeswald W. Salacuse

Western Asset Worldwide Income Fund Inc.	29

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in

30	Western Asset Worldwide Income Fund Inc.

newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided

Western Asset Worldwide Income Fund Inc.	31

Dividend reinvestment plan (unaudited) continued

fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such

32	Western Asset Worldwide Income Fund Inc.

successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Worldwide Income Fund Inc.	33

Western Asset Worldwide Income Fund Inc.

Directors	Investment manager

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA

President and Chief Executive Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Controller

Albert Laskaj

Controller

Western Asset Worldwide Income Fund Inc.

55 Water Street

New York, NY 10041

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd. in Japan

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

New York Stock Exchange Symbol

SBW

Western Asset Worldwide Income Fund Inc.

WESTERN ASSET WORLDWIDE INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04051 6/09 SR09-833

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a)    (1)     Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Worldwide Income Fund Inc.

Date:	June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Worldwide Income Fund Inc.

Date:	June 26, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Worldwide Income Fund Inc.

Date:	June 26, 2009